SafeStitch Medical

Where Safety Meets Innovation

Endoscopic and Minimally Invasive Surgical Devices

www.SafeStitch.com

Safe Harbor Statement

- This presentation contains "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), regarding product development efforts and other non-historical facts about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These factors include those described in our filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments. In addition, forward-looking statements may also be adversely affected by general market factors, competitive product development, product availability, federal and state regulations and legislation, the regulatory process for new products and indications, manufacturing issues that may arise, patent positions and litigation, among other factors. We do not undertake any obligation to update forward-looking statements. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

Founded 2005

- Charles J. Filipi M.D.
  - Professor of Surgery at Creighton University School of Medicine; Multiple commercially successful medical devices
- Phillip Frost M.D.
  - Chairman, CEO and President of OPKO Health; Vice-Chairman of Teva Pharmaceuticals; Former Chairman and CEO of IVAX
- Jane Hsiao Ph.D.
  - Chairman of Non-Invasive Monitoring Systems; Vice-Chairman and CTO of OPKO Health; Former Vice-Chairman of IVAX
- Jeffrey G. Spragens
  - Co-founder and former Director of North American Vaccine

Management Team

- **Jeffrey G. Spragens – Chief Executive Officer and President**
  - Co-founder and Business Manager of SafeStitch LLC; Co-Founder and former Director of North American Vaccine Corporation; Co-Founder and Director of Foundation for Peace; Co-Founder of Mint Management and Development
- **Stewart B. Davis M.D. – Chief Operating Officer and Secretary**
  - Chief Operating Officer of SafeStitch LLC; Managing Partner and Medical Director of Parasol International; Former Asst. Medical Director of Innovia LLC, InnFocus LLC, InnoGraft LLC and InnCardia LLC
- **Adam S. Jackson –Chief Financial Officer**
  - Chief Financial Officer of Non-Invasive Monitoring Systems, Inc.; Former Senior Vice President, Finance and Senior Vice President, Controller of Levitt Corporation; Former Chief Financial Officer of Romika-USA, Inc.
- **Charles J. Filipi M.D. – Medical Director**
  - Co-founder and Medical Director of SafeStitch LLC; Professor of Surgery at Creighton University School of Medicine; Former President of the American Hernia Society

Board of Directors

- **Jane Hsiao Ph.D.** – Chairman of the Board
- **Jeffrey G. Spragens**
- **Charles J. Filipi M.D.**
- **Steven Rubin**
  - Executive Vice President of OPKO Health; Former Senior Vice President, General Counsel and Secretary of IVAX
- **Richard Pfenniger, Jr.**
  - CEO and President of Continucare Corporation
- **Kevin Wayne**
  - Associate Professor of Business Administration at Rivier College; Co-founder and Former Vice President of Onux Medical, Inc

Medical Advisory Board

- Para Chondrosoma M.D.
  - University of Southern California (Chairman of Pathology); Esophageal Pathology
- Tom DeMeester M.D.
  - University of Southern California (Chairman of Surgery); Esophageal Surgery; Expert in Barrett's Esophagus
- Glen Lehman M.D.
  - Indiana University; Gastroenterology; Expert in Endoscopic GERD Treatment and ERCP
- Jeff Peters M.D.
  - University of Rochester (Chairman of Surgery); GERD Surgery; expert in Barrett's and esophageal dilation
- Raul Rosenthal M.D.
  - Cleveland Clinic; Bariatric Surgery
- Richard Rothstein M.D.
  - Dartmouth University; Gastroenterology; Expert in GERD, Barrett's Esophagus and NOTES
- Scott Shikora M.D.
  - Tufts University Medical Center (Chief of Bariatrics); Bariatric Surgery; Former President of the American Bariatric Society
- Lee Swanstrom M.D.
  - Oregon Clinic; Laparoscopic and Endoscopic Surgery; First Surgeon to perform Transoral NOTES Cholecystectomy in the US

Corporate Organization

- Board of Directors
- Jeffrey Spragens - CEO
- Stewart Davis M.D.
  - Administration, R&D, Engineering, Prototype Lab, QA/QC, Regulatory
- Charles Filipi M.D.
  - Research & Development, Pre-clinical and Clinical evaluations
- Adam Jackson
  - Administration, Accounting & Finance, H.R., Legal
- Phillip Frost M.D. – Consultant
- Medical Advisory Board

Company Highlights

- Founded September 2005
- May 2006 - Creighton University license agreement
- September 2007 – Share exchange with CTSC
  - OTCBB listing
  - $4M Line of Credit
- May 2008 – $4M Common Stock PIPE
- February 2009 – FDA clearance for SMART Dilator™
- July 2009 - $4M Preferred Stock PIPE
- September 2009 – FDA and CE applications for AMID Stapler™ clearance

Locations



- Miami
  - Executive Office – 4400 Biscayne Blvd.
  - Prototype Lab – Kendall
- Omaha
  - Office – 1209 Harney St.
  - Animal Lab (Surgical Suite, Holding Facility and Machine Shop)
  - Creighton University





Big Markets, Important Products

MARKETS

- Obesity
- GastroEsophageal Reflux Disorder (GERD)
- Hernia
- Barrett's Esophagus

Big Markets, Important Products

PRODUCT PIPELINE

- Intraluminal Gastroplasty Device
  - For Obesity
  - For GERD
- AMID Stapler™
- Barrett's Excision and Strip Mucosal Device
- SMART Dilator™
- Retention Bite Block
- Airway Bite Block
- T Fastener
- Novel Devices for Natural Orifice Transluminal Endoscopic Surgery (NOTES)

Obesity

- Closely linked to heart disease, diabetes, hypertension and other major health issues
- 30% of U.S. population may be obese by 2017
- Treated with diet, exercise, prescription drugs and/or surgery
- Surgery is most effective treatment
- Current surgical procedures have become household terms (gastric bypass, stomach stapling, lap band)

Obesity Trends in the U.S.

(BMI ≥30, or ~ 30 lbs. overweight for 5' 4" person)

2008


No Data
<10%
10%–14%
15%–19%
20%–24%
25%–29%
≥30%

Source: Behavioral Risk Factor Surveillance System, CDC

Obesity Surgery

- 350,000 – 400,000 bariatric procedures are currently performed Worldwide each year
  - Existing procedures cost $15,000 to $70,000
  - Existing procedures involve open abdominal surgery
  - High risk patients, with high morbidity and mortality for these procedures

SafeStitch Obesity Procedure

- Advantages:
  - Outpatient procedure
  - Safer
  - Faster recovery
  - Durability of effect
  - Significant cost reduction
- Clinical trials expected to begin in 2010
- Non-U.S. Sales anticipated 2011, U.S. 2012



Obesity Gastroplasty
Excision beds in posterior and anterior walls
Step 1
Step 2
Step 3

GERD

- GastroEsophageal Reflux Disorder
  - Heartburn, indigestion
- Multibillion market in pharmaceuticals alone
- GERD can lead to Barrett's Esophagus, which may lead to cancer
- 200,000 to 250,000 GERD procedures are performed Worldwide each year

SafeStitch GERD Procedure

- Same devices
- Advantages:
  - Outpatient procedure
  - Safer
  - Easier and Quicker
  - Durability of effect
  - Significant cost reduction
- Clinical trials expected to begin in 2010
- Non-U.S. Sales anticipated 2011, U.S. 2012


GERD Gastroplasty

Gastroplasty (GERD / Obesity)

Device Evolution


"All-in-one"
Excision
Specialized
Suture
Specialized

One Kit, Two Procedures

Gastroplasty Devices

EXCISION

SUTURE


Kit Detail

KNOTTER

Intraluminal Gastroplasty Kit






SAFESTITCH
MEDICAL
SAFESTITCH
MEDICAL

Hernia

- Up to 1 million inguinal hernia cases per year in the U.S.
- Approximately 80% of inguinal hernia repairs worldwide utilize the Lichtenstein method of affixing mesh to the herniated abdominal wall
  - Popularized by UCLA's Parviz Amid M.D.
  - Hand suturing
  - Significant retraction
- Up to 200,000 ventral hernia cases per year in the U.S.

AMID Stapler™

For Inguinal & Ventral Hernia repair

- Developed with input from Dr. Amid
- Can be used to repair Inguinal and Ventral hernias and to staple skin
- For Lichtenstein repair, The Amid Stapler is expected to:
  - Make the procedure safer, faster and easier
  - Reduce post-operative pain
- Applications for FDA and European clearance September 2009
- Clinical Evaluations October 2009
- Sales anticipated Q1 2010


AMID Stapler™

Barrett's Esophagus

- Condition in which the esophagus changes so that some of its lining is replaced by a type of tissue similar to that normally found in the intestine, intestinal metaplasia
  - GERD is most common cause
  - May lead to esophageal cancer
- Approximately 11 million patients Worldwide

Barrett's Excision and Strip Mucosal Device

- Advantages:
  - Large piece of tissue excised; can be sent for histology
  - Clean margins
  - Easier and Quicker
  - Cost reduction
- Clinical Trials expected to begin in late 2010



Mucosa
Muscularis mucosa
Submucosa
Muscularis propia
4.0 Centimeter Long Barrett's Excision Strip
Excision bed

SMART Dilator™


20
25
30
35
40
45
40F TO 60F DILATOR




40F
44F
48F
52F
56F
60F
DILATION SIZE
DILATION SIZE
30
35
40
SMART DILATOR TUBE MARKING AT PROXIMAL EDGE OF BITE BLOCK
PROXIMAL EDGE
OF STRUCTURE
INSTRUCTIONS FOR USE:
1. MOVE INNER WHEEL TO SET DEPTH OF PROXIMAL EDGE OF STRUCTURE IN GREEN BOX
2. INITIATE PROCEDURE
3. OBSERVE DILATOR TUBE MARKING AT PROXIMAL EDGE OF BITE BLOCK
4. DILATION SIZE (BLACK ON RED) CORRESPONDS TO DEPTH INDICATED IN BLUE
3. MAXIMUM DILATION ACHIEVED WHEN TUBE MARKING INDICATES 60F
DILATION SIZE INDICATOR (c)2008
SAFESTITCH

SMART Dilator™

- 800,000 dilations of esophageal strictures are performed annually in the U.S.; ~2 million Worldwide
- Disposable: other disposable dilators sell for $150 – $250
- Perforation Rate: ~1.1%
- Important Features
  - Visual feedback force gauge handle
  - Tapered tip
  - Endoscope channel through entire device
  - Disposable: other disposable dilators sell for $150 – $250
- 510(k) FDA clearance received in February 2009
- IRB approved clinical evaluation completed in 2008
- Marketing plans are being developed

Retention Bite Block

- Approximately 18 – 20M upper endoscopies done per year Worldwide and all procedures need bite blocks to prevent injury to endoscopes and the patients' teeth
- Class I, 510(k) exempt device
- Advantages:
  - Harder to expel from mouth
  - Softer material
  - Superior crush resistance
  - Larger working inner diameter
- Clinical evaluation completed in 2008 and marketing plans are being developed



Airway Bite Block

- Approximately 5M upper endoscopies done per year Worldwide on obese patients
- Many obese patients have airway problems during procedures which require intervention
- Class I, 510(k) exempt device
- Advantages:
  - Novel design integrating Retention Bite Block and Oral-Pharyngeal airway
  - Softer Material
  - Superior crush resistance
  - Larger working inner diameter
- IRB approved clinical evaluation completed in 2008 and marketing plans are being developed



Additional Products

- T Fastener
  - For Upper GI Bleeding and closing gastrotomies following NOTES
  - T Fastener can be placed using multi-firing endoscopic device
  - High mortality rate due to Upper GI bleeding
    - Needs to be treated quickly and effectively

- Novel Devices for NOTES
  - IP for multiple devices:
    - Magnetic retractors
    - Device for closing gastrotomies following NOTES
    - NOTES access platforms

Manufacturing

- Retention and Airway Bite Blocks manufacturing sourced in Taiwan
  - Injection molding
- SMART Dilator™
  - Injection molding and extrusion to be performed using contract manufacturers


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2009 – 2010 Plan

- FDA Registration of standard and airway bite blocks (Class I, exempt devices which do not require FDA clearance)
- SMART Dilator™ FDA 510k clearance
- Final development of AMID Stapler™ and application for FDA 510k and CE clearance
- Continued development of gastroplasty devices, manufacture units for use in clinical trials and engineering tests
- Initial marketing and commercialization of AMID Stapler™, retention and airway bite blocks and SMART Dilator™
- Continued product development of Barrett's Excision Device
- Early development efforts for NOTES devices for which we have existing intellectual property and licenses
- Commencement of feasibility and multicenter clinical trials for gastroplasty devices for obesity and GERD

Summary

- Large, important and growing markets
  - Obesity, GERD, Hernia and Barrett's Esophagus
  - Multibillion dollar markets
- Unique devices
  - Outpatient and minimally invasive
  - Increased safety for patients
- Reduce procedural costs
- Reduce societal costs from obesity and obesity-related diseases

SafeStitch Medical

Where Safety Meets Innovation

- Contact:

Stewart Davis M.D. – COO
Adam Jackson – CFO
4400 Biscayne Boulevard
Suite A–100
Miami, FL 33137
(305) 575–4145
(305) 575–4130 Fax
www.SafeStitch.com